Exhibit 99.2

Focus Financial Partners Inc. Third Quarter 2021 Earnings Release Supplement November 4 , 2021

2 Disclaimer Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the impact and duration of the outbreak of the novel coronavirus, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, impairment of equity method investment, management contract buyout, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, management contract buyout, if any, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . Federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 3 Pages Long - Term Growth Trends 4 - 8 Third Quarter 2021 Recap 9 - 15 Fourth Quarter 2021 Outlook 16 - 17 Leverage 18 - 20 Cash Flows 21 - 23 Appendix 24 - 28

Long - Term Growth Trends 4

$45.9 $46.7 $45.8 $57.8 $68.7 $75.2 $60.3 $336.5 $438.8 $617.1 $853.0 $1,149.7 $1,286.1 $1,213.8 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q3 21 YTD 88.0% 90.4% 93.1% 93.6% 94.4% 94.5% 95.3% Wealth Management Fees Allocation ($ in millions (3) , % of Revenues) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Calculated as Adjusted EBITDA divided by revenues. 3. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues as presented due to rounding. Strong and Sustained Revenue and Adjusted EBITDA Growth… 5 Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Adjusted EBITDA Margin (2) (% o f Revenues) Wealth management fees Other revenues $382.3 $485.4 $662.9 $910.9 $1,218.3 $1,361.3 $1,274.1 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q3 21 YTD CAGR: 28.9% $75.4 $103.0 $145.2 $203.4 $269.8 $321.8 $322.3 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q3 21 YTD CAGR: 33.7% 19.7% 21.2% 21.9% 22.3% 22.1% 23.6% 25.3% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q3 21 YTD Margin: +3.9%

… Drives Strong Bottom-Line Performance Enhanced by a Tax Efficient Structure



Adjusted Net Income Excluding Tax Adjustments(1)
($ in millions)
CAGR: 34.6%
$44.2
$56.6
$70.5
$102.5
$146.7
$195.6
$199.8
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q3 21 YTD



Tax Adjustments(2)
($ in millions)
CAGR: 35.8%
$8.1
$12.0
$16.2
$22.8
$31.9
$37.3
$33.4
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q3 21 YTD



ANI Excluding Tax Adjustments Per Share(1)
CAGR: 31.7%
$0.62
$0.78
$0.98
$1.42
$1.96
$2.46
$2.44
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q3 21 YTD



Tax Adjustments Per Share(1)
CAGR: 33.7%
$0.11
$0.17
$0.23
$0.32
$0.42
$0.47
$0.41
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q3 21 YTD

1. Non-GAAP financial measure. See Appendix for reconciliations.
2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

6

Mergers Substantially Accelerate Our Partner Firms' Revenue Growth

- Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth.
- Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent.



Revenue CAGR
Since Inception(2)
7.7%
10.9%(1)
14.6%
16.0%(1)
11.1%
15.0%(1)
Firms that have not completed a merger (26 firms)
Firms that have completed at least one merger (38 firms)
Entire portfolio of 64 partner firms
Median Revenue CAGR
Weighted Average Revenue CAGR

64 partner firms[3] represented ~95% of our Q3 2021 LTM revenues

1. The weightings are based on the September 30, 2021 LTM revenues of the respective partner firms.
2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 64 firms since inception (out of the 76 firms) that have been with us for at least 2 years as of September 30, 2021 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
3. The 64 partner firms have been with Focus for a weighted average of ~7 years and a median period of ~5 years.

7

Organic Revenue Trend Demonstrates Strong Partner Firm Revenue Growth and Resilience ▪ Organic growth has been consistently strong, with an average of 15.4% over the last 16 quarters 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are us eful in that they present full - period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner fi rms that are acquired during the comparable periods. 8 17.9% 17.6% 16.7% 9.7% 10.7% 7.7% 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% 12.2% 28.8% 28.8% -30% -20% -10% 0% 10% 20% 30% Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 15.4% Average: 15.4%

Third Quarter 2021 Recap 9

Robust Year - Over - Year Financial Performance Reflects Sustained Momentum 10 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Refer to footnote 2 on slide 6. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1) $331.5 $454.5 Q3 2020 Q3 2021 37.1% $78.3 $113.5 Q3 2020 Q3 2021 45.0% $47.9 $68.5 Q3 2020 Q3 2021 42.9% $9.3 $11.8 Q3 2020 Q3 2021 27.4% $0.63 $0.84 Q3 2020 Q3 2021 33.3% $0.12 $0.14 Q3 2020 Q3 2021 16.7%

Q3 2021 Financial Snapshot

FOCUS FINANCIAL PARTNERS

Revenues	▪ **Revenues:** $454.5 million, +37.1% year-over-year growth ▪ **Organic revenue growth rate:**(1) +28.8% year-over-year growth ▪ **Revenue attributable to new partner firm closings:** $5.4 million* ** Relates to the closings of ARS Wealth Advisors on 7/1/21 and Badgley Phelps on 8/1/21. Aggregate full quarter revenue contribution estimated to be ~$7.3 million.*
Adjusted EBITDA	▪ **Adjusted EBITDA:**(2) $113.5 million, +45.0% year-over-year growth ▪ **Adjusted EBITDA margin:**(3) 25.0% ▪ **Adjusted EBITDA attributable to new partner firm closings:** $2.1 million* ▪ **Acquired Base Earnings:**(4) $11.0 million ** Relates to the closings of ARS Wealth Advisors on 7/1/21 and Badgley Phelps on 8/1/21. Aggregate full quarter Adjusted EBITDA contribution estimated to be ~$2.7 million.*
Net Income and Per Share Amounts	▪ **GAAP Net Income:** $1.8 million, compared to $3.9 million in Q3 2020 ▪ **GAAP basic and diluted net income per share attributable to common shareholders:** $0.01 and $0.01 ▪ **Adjusted Net Income Excluding Tax Adjustments:**(2) $68.5 million, +42.9% year-over-year growth ▪ **Tax Adjustments:**(5) $11.8 million, +27.4% year-over-year growth ▪ **Adjusted Net Income Excluding Tax Adjustments Per Share:**(2) $0.84, +33.3% year-over-year growth ▪ **Tax Adjustments Per Share:**(2) $0.14, +16.7% year-over-year
Net Leverage & Cash Flow	▪ **Net Leverage Ratio:**(6) 3.54x ▪ **Net cash provided by operating activities:** $310.7 million (LTM Q3 2021), +52.8% year-over-year ▪ **Cash Flow Available for Capital Allocation:**(2) $299.7 million (LTM Q3 2021), +54.4% year-over-year ▪ **Unamortized Gross Tax Shield** at September 30, 2021 of $2.0+ billion

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.
6. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

11

We Have Multiple Sources of Revenue Diversification

FOCUS FINANCIAL PARTNERS

Q3 2021 Revenues by Source



$20.5m,
4.5%
$434.0m,
95.5%
Wealth Management Fees
Other

- Holistic wealth management fees tied to team-based service model
- Not a commission or interest revenue based model

Q3 2021 Revenues by Region



$26.8m,
5.9%
$427.7m,
94.1%
Domestic
International

- International sources provide growing revenue diversification
- 7 partner firms across Australia, Canada, and the UK, together with partner firm Connectus, are platforms for growth

Q3 2021 Revenues Correlated to Markets

Revenues Correlated to Markets



$98.8m,
21.7%
$355.7m,
78.3%
Correlated to Markets
Not Correlated to Markets

- Non-correlated revenues typically include fixed fees for investment advice, tax fees and family office type services
- Diversification reduces market risk to revenue stream

Billing Structure of Market-Correlated Revenues



$116.8m,
32.8%
$238.9m,
67.2%
Advance
Arrears

- Advance billing structure used by majority of partner firms gives high visibility into subsequent quarter
- Diversification of billing practices across 76 partner firms is an embedded revenue hedge

12

Strong Core Fundamentals and Financial Results, With Continued Momentum in M&A

FOCUS® FINANCIAL PARTNERS

Q3 2021 results reflect strong year-over-year growth and increasing cash flow generation

- Revenues were $454.5 million, above the top end of our $440 to $450 million Q3 outlook, and up 37.1% year over year
- Adjusted EBITDA margin[1] was 25.0%, in line with our Q3 outlook of ~25%
- Adjusted Net Income Excluding Tax Adjustments Per Share was $0.84, with Tax Adjustments of $0.14 per share
- Net Leverage Ratio[2] was 3.54x as of September 30, 2021, at the low end of our Q3 Net Leverage Ratio[2] outlook of 3.5x to 3.75x
- Cash Flow Available for Capital Allocation[3] was $299.7 million (LTM Q3 2021), up 54.4% year-over-year

M&A momentum remains robust

- Highly successful execution in M&A, both domestically and internationally, as our value proposition resonates strongly with entrepreneurs
- YTD as of November 1, 2021:
  - Closed: 28 transactions: 8 new partner firms and 20 mergers, including 8 for Connectus in 4 countries
  - Signed and pending close: 3 transactions: one new partner firm (Ullmann Wealth Partners) and 2 mergers
- Continued expansion of Connectus' international footprint through acquisitions of boutique wealth management firms in Australia, Canada and the UK

We actively deployed proceeds from our $800 million term loan raise in July

- Closed 21 transactions following our $800 million debt offering, including 5 new partner firms
- Enhanced the value proposition of our partnership, with specialized acquisitions in cross-border tax and wealth management capabilities, and through our value-added service offerings, including trust, alternative investments, and others

1. Calculated as Adjusted EBITDA divided by revenues.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
3. Non-GAAP financial measure. See appendix for reconciliations.

13

New Partner Firms Further Diversify Our Portfolio[1]

FOCUS FINANCIAL PARTNERS

Ancora	Cardinal Point	Ullmann Wealth Partners
Closed October 1, 2021 *~$9+ Billion in Client Assets* *Fiduciary Wealth Manager* *Cleveland, OH*	*Closed November 1, 2021* *~$1.1 Billion in Client Assets* *Fiduciary Wealth Manager* *Toronto, ON*	*Estimated late Q4 2021 close* *~$0.7 Billion in Client Assets* *Fiduciary Wealth Manager* *Jacksonville Beach, FL*
➢ Distinctive, multi-faceted model ➢ Serves HNW individuals and families as well as institutional clients ➢ Deep investment management expertise ➢ Clear strategy to capture share in the Midwest	➢ HNW client base in the US and Canada ➢ Cross-border tax and wealth management expertise ➢ Expatriate solutions ➢ Brings specialized wealth structuring expertise to the Focus partnership	➢ Comprehensive fiduciary solutions ➢ Investment management, estate planning, insurance and tax ➢ Multigenerational principal group ➢ Clear strategy to capture share in Florida

Estimated Annual Revenues: ~**$60 million**[1][2]
Annual Acquired Base Earnings: ~**$22.5 million**[3]
Average '18-'20 Revenue CAGR: **>15%**, despite the 2020 Covid related market headwinds[1][2]

1. We have over 75 partner firms located across the United States as well as the United Kingdom, Canada and Australia. This data may not be representative of our other partner firms and is not necessarily indicative of these firms' future performance.
2. Historical and estimated data based on the unaudited pre-acquisition financial statements of the acquired companies prepared by the acquired companies prior to Focus acquisition. Such financial statements may not have been prepared in accordance with GAAP or pursuant to the rules and regulations of the SEC and may not be comparable to the presentation of such data after being acquired by Focus. Excludes incentive fee revenues.
3. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

14

M&A Momentum Remains Strong into Q4 2021

FOCUS FINANCIAL PARTNERS

Period	Type	Firm Name	Acquiring Partner Firm	Closing Date	Primary Office Location
Q4 2021	Partner Firm Acquisitions	1. Sonora Investment Management		10/1/2021	Phoenix, AZ
		2. Ancora		10/1/2021	Cleveland, OH
		3. Cardinal Point		11/1/2021	Toronto, Canada
		4. Ullmann Wealth Partners		*	Jacksonville Beach, FL
	Mergers	1. Gavin Group	Connectus	10/1/2021	Toronto, Canada
		2. Siena Investments	Buckingham Strategic Wealth	10/1/2021	Grand Ledge, MI
		3. Wechter Feldman Wealth Management	GYL Financial Synergies	10/1/2021	Parsippany, NJ
		4. Misso Wealth Management	Connectus	10/1/2021	Brisbane, Australia
		5. Trident Financial Planning	Connectus	10/1/2021	Berkshire, UK
		6. Northcoast	Connectus	11/1/2021	Greenwich, CT
		7. The Planned Approach	Buckingham Strategic Wealth	11/1/2021	Kansas City, MO
		8. New England Investment & Retirement Group	Connectus	11/1/2021	North Andover, MA
		9. Harrison, McCarthy	The Colony Group	11/1/2021	Millburn, NJ
		10. Deaton	Relative Value Partners	*	Chicago, IL
		11. Capital Advisors	The Colony Group	*	Southborough, MA
Q3 2021	Partner Firm Acquisitions	1. ARS Wealth Advisors		7/1/2021	St. Petersburg, FL
		2. Badgley Phelps Wealth Managers		8/1/2021	Seattle, WA
	Mergers	1. Carolina Capital Consulting	Buckingham Strategic Wealth	7/1/2021	Charlotte, NC
		2. Integer Wealth Advisors Group	JFS Wealth Advisors	7/1/2021	Philadelphia, PA
		3. George Ferizis Group	Connectus	7/1/2021	Sydney, Australia
		4. Pitt	Escala Partners	7/12/2021	Melbourne, Australia
		5. New Providence Asset Management	The Colony Group	8/1/2021	New York, NY
		6. Collins Investment Group	XML Financial Group	9/1/2021	Bethesda, MD
		7. Legacy Wealth Partners	The Colony Group	9/1/2021	Calabasas, CA



21
14
7
2015
18
12
6
2016
25
15
10
2017
25
17
8
2018
34
28
6
2019
25
18
7
2020
31
22
9
2021 YTD (1)
New Partner Firms
Mergers

* Signed and pending deal.
(1) As of November 1, 2021.

15

16 Fourth Quarter 2021 Outlook

Q4 2021 Outlook

FOCUS® FINANCIAL PARTNERS

Revenues	▪ Estimated revenues of ~$475 to $485 million ▪ Estimated YoY organic revenue growth of ~17% to 20%[1] ▪ Estimated revenue attributable to new partner firms closing: ~$15 million* ** Relates to closings of Ancora and Sonora on 10/1/21, Cardinal Point on 11/1/21 and Ullmann anticipated in late Q4. Aggregate full quarter revenue contribution estimated to be ~$17 million.*
Adjusted EBITDA	▪ Estimated Adjusted EBITDA[2] margin[3] of approximately ~25% ▪ Estimated Adjusted EBITDA[2] attributable to new partner firms closing: ~$5.3 million* ▪ Estimated Acquired Base Earnings[4]: $24.9 million* ** Relates to closings of Ancora and Sonora on 10/1/21, Cardinal Point on 11/1/21 and Ullmann anticipated in late Q4. Aggregate full quarter Adjusted EBITDA contribution estimated to be ~$6.2 million.*
Tax Adjustments	▪ As of September 30, 2021, next twelve months Tax Adjustments[5] of ~$48.3 million
Net Leverage and Cash Flow	▪ Net Leverage Ratio[6] ~4.0x-4.25x ▪ Estimated cash earnout payments of ~$35 million in Q4

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. See note 5 on page 11 for additional information regarding Tax Adjustments. Based on a pro forma 27.0% tax rate.
6. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

17

Leverage 18

Strong Credit and Liquidity Profile

FOCUS FINANCIAL PARTNERS

As of September 30, 2021:

Low debt cost	~2.5% weighted average interest rate on funded borrowings
Limited duration risk	~2.75 years remaining to maturity for Tranche A Term Loan (July 2024) ~6.75 years remaining to maturity for Tranche B Term Loan (June 2028) ~1.75 years remaining to maturity for Revolver (July 2023)
Ample liquidity	~$0.6 billion cash ~$0.6 billion undrawn revolver $150 million delayed draw on term loan available ~$300 million LTM Cash Flow Available for Capital Allocation
Interest rates	Beneficiary of favorable rate environment
Downside protection	95%+ fee-based and recurring revenues, variable management fees and earnings preference protect cash flows

19

Earnings Preference Provides Strong Downside Earnings Protection

FOCUS FINANCIAL PARTNERS

- Reflects one-quarter impact to revenues and Covenant EBITDA(1)(2)
- Assumes all other revenue sources and expenses remain unchanged except for management fees
- In the event of a multi-quarter downturn
  - Partner firms would further reduce their cost structure
  - M&A activity would moderate
  - Cash flow would be available for debt repayment
- Significant headroom on covenant
  - Q3 Covenant EBITDA-LTM(2) would need to drop to $199.2 million, or decline by 43%, to reach 6.25x net leverage ratio covenant

Sensitivity Analysis (Illustrative Only)

Equity market decline		(20)%	(40)%
Assumed Client Portfolio Allocation to Equities		50%	50%
Decline in market-correlated revenues(1)		(10)%	(20)%
($ in millions)	**Reported**		
Q3'21 Market-Correlated Revenues	$ 355.7	$ 320.1	$ 284.6
Q3'21 Non-Correlated Revenues	$ 98.8	$ 98.8	$ 98.8
Total Revenue - Q4	$ 454.5	$ 418.9	$ 383.4
Covenant EBITDA(2) - LTM	$ 458.6	$ 440.1	$ 422.1
Net Debt(3)	$ 1,621.3	$ 1,621.3	$ 1,621.3
Net Leverage Ratio(2)	3.54x	3.68x	3.84x
Change from Q3 Reported		0.14x	0.30x

Cumulative Acquired Base Earnings(4) Q1 2019 to Q3 2021



$12m
$19m
$35m
$35m
$38m
$39m
$39m
$57m
$58m
$68m
$79m
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical change in Q3 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as "Covenant EBITDA."
3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

20

Cash Flows 21

Sustained Strong Growth in Cash Flow Continued in Q3

FOCUS FINANCIAL PARTNERS

Cash Flows



($ in millions)
As % of Adjusted EBITDA(1)
62%
73%
+53%
+54%
$203.3
$310.7
$194.1
$299.7
Net cash provided by operating activities
Cash Flow Available for Capital Allocation (1)
Q3 2020 LTM
Q3 2021 LTM

Q4 2021 Capital Allocation Priorities

- Strategic M&A to continue capitalizing on industry consolidation
- Fund earnout payments

Q4 2021 Supplemental Cash Flow Disclosures

- Q4 2021 estimated cash earnouts of ~$35 million
- Tax Receivable Agreements ("TRA") payments:
  - No TRA payments expected in Q4
  - TRA liability will be paid out over 15+ years, subject to utilization of tax deductions
- Q4 2021 required term loan amortization of ~$5.8 million
- Based on the terms of the Credit Facility, no excess cash flow payments required in 2021

1. Non-GAAP financial measure. See Appendix for reconciliations.

22

Over $2.0 Billion Tax Shield Created by Tax Efficient Transaction Structure 23 $45 $177 $171 $1,618 Q4 2021 2022 2023 2024 & Thereafter Gross Unamortized Intangible Tax Asset Shield (1) ($ in millions) 1. As of September 30, 2021. Assumes sufficient future taxable income. 2. 15 year life required under Internal Revenue Code Section 197. ▪ Focus generally acquires intangible assets ▪ Wealth management firms typically have limited tangible assets ▪ Focus purchases customer lists + management contracts + goodwill ▪ Consideration is typically paid in cash ▪ Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows ▪ Each tax shield is amortized over 15 years (2) ▪ As of September 30, 2021, $2.0+ billion estimated gross tax shield to be utilized over next 14+ years, resulting in ~$543 million benefit based on a pro forma 27% income tax rate ▪ Example: Purchase Price $15 million Tax Shield Created $15 million (assumes no tangible assets) $1 million annually (for 15 years) Annual Tax Deduction $270,000 annually (for 15 years) Annual Benefit for Shareholders

Appendix 24

Net Income (Loss) to Adjusted EBITDA Reconciliation 1. Represents one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 25 ($ in thousands) 2015 2016 2017 2018 2019 2020 Sept. 30, 2020 Sept. 30, 2021 Sept. 30, 2020 Sept. 30, 2021 Net income (loss) 9,321$ 15,722$ (48,359)$ (41,087)$ (12,025)$ 48,965$ 3,944$ 1,849$ 41,291$ 9,505$ Interest income (90) (88) (222) (1,266) (1,164) (453) (61) (206) (412) (310) Interest expense 9,977 21,327 41,861 56,448 58,291 41,658 8,903 16,543 32,546 37,893 Income tax expense (benefit) 649 981 (1,501) 9,450 7,049 20,660 4,405 2,678 16,512 6,038 Amortization of debt financing costs 1,770 2,482 4,084 3,498 3,452 2,909 709 1,102 2,200 2,856 Intangible amortization 35,421 50,942 64,367 90,381 130,718 147,783 37,024 46,055 108,759 133,041 Depreciation and other amortization 5,327 5,680 6,686 8,370 10,675 12,451 3,120 3,622 9,131 10,835 Non-cash equity compensation expense 13,537 8,520 34,879 44,468 18,329 22,285 5,306 5,938 15,588 24,569 Non-cash changes in fair value of estimated contingent consideration (160) (1,143) 22,294 6,638 38,797 19,197 14,280 36,243 (621) 96,241 Gain on sale of investment — — — (5,509) — — — — — — Loss on extinguishment of borrowings — — 8,106 21,071 — 6,094 — — 6,094 — Other expense (income), net (310) (1,385) 3,191 2,350 1,049 214 657 (312) (25) 219 Impairment of equity method investment — — — — 11,749 — — — — — Management contract buyout — — — — 1,428 — — — — — Delayed offering cost expense — — 9,840 — — — — — — — Secondary offering expenses — — — — — — — — — 1,409 Other one-time transaction expenses (1) — — — 8,590 1,486 — — — — — Adjusted EBITDA 75,442$ 103,038$ 145,226$ 203,402$ 269,834$ 321,763$ 78,287$ 113,512$ 231,063$ 322,296$ Three months ended Nine months ended

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation * Refer to the following pages for footnotes 26 2015 2016 2017 2018 2019 2020 Sept. 30, 2020 Sept. 30, 2021 Sept. 30, 2020 Sept. 30, 2021 ($ in thousands, except share and per share data) Net income (loss) 9,321$ 15,722$ (48,359)$ (41,087)$ (12,025)$ 48,965$ 3,944$ 1,849$ 41,291$ 9,505$ Income tax expense (benefit) 649 981 (1,501) 9,450 7,049 20,660 4,405 2,678 16,512 6,038 Amortization of debt financing costs 1,770 2,482 4,084 3,498 3,452 2,909 709 1,102 2,200 2,856 Intangible amortization 35,421 50,942 64,367 90,381 130,718 147,783 37,024 46,055 108,759 133,041 Non-cash equity compensation expense 13,537 8,520 34,879 44,468 18,329 22,285 5,306 5,938 15,588 24,569 Non-cash changes in fair value of estimated contingent consideration (160) (1,143) 22,294 6,638 38,797 19,197 14,280 36,243 (621) 96,241 Gain on sale of investment — — — (5,509) — — — — — — Loss on extinguishment of borrowings — — 8,106 21,071 — 6,094 — — 6,094 — Impairment of equity method investment — — — — 11,749 — — — — — Delayed offering cost expense — — 9,840 — — — — — — — Management contract buyout — — — — 1,428 — — — — — Secondary offering expenses — — — — — — — — — 1,409 Other one-time transaction expenses (1) — — 2,843 11,529 1,486 — — — — — Subtotal 60,538 77,504 96,553 140,439 200,983 267,893 65,668 93,865 189,823 273,659 Pro forma income tax (27%) (2) (16,345) (20,926) (26,069) (37,919) (54,265) (72,331) (17,730) (25,344) (51,252) (73,889) Adjusted Net Income Excluding Tax Adjustments 44,193$ 56,578$ 70,484$ 102,520$ 146,718$ 195,562$ 47,938$ 68,521$ 138,571$ 199,770$ Tax Adjustments (3) 8,080$ 11,991$ 16,217$ 22,828$ 31,860$ 37,254$ 9,288$ 11,835$ 27,398$ 33,365$ Adjusted Net Income Excluding Tax Adjustments Per Share 0.62$ 0.78$ 0.98$ 1.42$ 1.96$ 2.46$ 0.63$ 0.84$ 1.82$ 2.44$ Tax Adjustments Per Share (3) 0.11$ 0.17$ 0.23$ 0.32$ 0.42$ 0.47$ 0.12$ 0.14$ 0.36$ 0.41$ Adjusted Shares Outstanding (4) 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 76,331,572 81,829,784 76,230,495 81,708,469 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (5) — — — 43,122,782 46,792,389 48,678,584 48,683,580 59,940,166 47,991,831 55,978,639 Adjustments: Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (6) 42,529,651 42,529,651 42,529,651 — — — — — — — Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (7) — — — 102,549 20,428 118,029 126,748 498,344 48,183 468,431 Weighted average Focus LLC common units outstanding (8) 22,499,665 22,499,665 22,499,665 22,630,668 22,424,378 21,461,080 21,345,923 12,609,173 21,678,326 16,263,935 Weighted average Focus LLC restricted common units outstanding (9) — — — — — 5,005 — 71,374 — 71,374 Weighted average common unit equivalent of Focus LLC incentive units outstanding (10) 6,814,600 6,814,600 6,814,600 6,104,541 5,802,162 9,134,870 6,175,321 8,710,727 6,512,155 8,926,090 Adjusted Shares Outstanding 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 76,331,572 81,829,784 76,230,495 81,708,469 Three months ended Nine months ended

* These footnotes refer to the tables on the previous pages. 1. In 2017, related to insurance fees associated with the investment by our private equity investors. In 2018 and 2019, represen ts one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 2. The pro forma income tax rate of 27% reflects the estimated U.S. Federal, state, local and foreign income tax rates applicabl e t o corporations in the jurisdictions we conduct business. 3. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of September 30, 2021, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $48.3 million. 4. For periods ended prior to the closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. 5. Represents our GAAP weighted average Class A common stock outstanding – basic. 6. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018 is assumed to have occurred as of January 1, 2015 for comparative purposes. 7. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calculated under the treasury stock method. 8. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 9. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. 10. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the conversion to Focus LLC common units was based on the $33.00 IPO price. 27 Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

Reconciliation of Cash Flow Available for Capital Allocation

FOCUS
FINANCIAL PARTNERS

($ in thousands)	Three months ended								Trailing 4-Quarters ended	
	Dec. 31, 2019	March 31, 2020 (3)	June 30, 2020	Sept. 30, 2020	Dec. 31, 2020	Mar. 31, 2021 (3)	June 30, 2021	Sept. 30, 2021	Sept. 30, 2020	Sept. 30, 2021
Net cash provided by operating activities	$ 64,854	$ 3,382	$ 60,996	$ 74,089	$ 72,894	$ 34,128	$117,832	$ 85,888	$ 203,321	$ 310,742
Purchase of fixed assets	(4,714)	(3,188)	(2,759)	(6,744)	(6,658)	(2,835)	(1,483)	(2,242)	(17,405)	(13,218)
Distributions for unitholders	(5,416)	(4,567)	(3,076)	(8,122)	(6,692)	(9,055)	(10,053)	(7,283)	(21,181)	(33,083)
Payments under tax receivable agreements	–	–	–	–	–	(4,112)	(311)	–	–	(4,423)
Adjusted Free Cash Flow	$ 54,724	$ (4,373)	$ 55,161	$ 59,223	$ 59,544	$ 18,126	$105,985	$ 76,363	$ 164,735	$ 260,018
Portion of contingent consideration paid included in operating activities (1)	815	8,344	16,369	3,806	2,394	5,276	11,605	20,415	29,334	39,690
Cash Flow Available for Capital Allocation (2)	$ 55,539	$ 3,971	$ 71,530	$ 63,029	$ 61,938	$ 23,402	$117,590	$ 96,778	$ 194,069	$ 299,708

1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
2. Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.
3. Net cash provided by operating activities for the three months ended March 31, 2020 and 2021, respectively, include cash outflows related to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10-K.

28